Exhibit 99.8

Bear Stearns Item 1115 Agreement

      Item 1115 Agreement dated as of January 30, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS,
INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation
("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a
Delaware corporation ("CWHEQ") and BEAR STEARNS FINANCIAL PRODUCTS INC., as
counterparty (the "Counterparty").

                                    RECITALS

            WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration
Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

            WHEREAS, from time to time, on the closing date (the "Closing
Date") of a transaction pursuant to which Securities are offered (each, a
"Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a
"Derivative Agreement"), including interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

            NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.  Definitions

            Company Information:  As defined in Section 4(a)(i).

            Company Financial Information:  As defined in Section 2(a)(ii).

            Depositor:  Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

            GAAP:  As defined in Section 3(a)(v).

            EDGAR:  The Commission's Electronic Data Gathering, Analysis and
Retrieval system.

            Exchange Act:  The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

            Exchange Act Reports: All Distribution Reports on Form 10-D,
Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

            Master Agreement: The ISDA Master Agreement between the
Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master
Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities
(Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.  Information to be Provided by the Counterparty.

      (a) Prior to printing the related Prospectus Supplement,

            (i)   the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative
                  instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item
                  1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                  (A)   The Counterparty's legal name (and any d/b/a);

                  (B)   the organizational form of the Counterparty;

                  (C)   a description of the general character of the business
                        of the Counterparty;

                  (D)   a description of any material legal or governmental
                        proceedings pending (or known to be contemplated)
                        against the Counterparty which may have a material
                        impact on the Counterparty's ability to perform under
                        the related Derivative Agreement;

                  (E)   a description of any affiliation or relationship
                        between the Counterparty and any of the following
                        parties:

                        (1)   CHL (or any other sponsor identified to the
                              Counterparty by CHL);

                        (2)   the related Depositor (as identified to the
                              Counterparty by CHL);

                        (3)   the SPV;

                        (4)   Countrywide Home Loans Servicing LP (or any other
                              servicer or master servicer identified to the
                              Counterparty by CHL);

                        (5)   The Bank of New York (or any other trustee
                              identified to the Counterparty by CHL);

                        (6)   any originator identified to the Counterparty by
                              CHL;

                        (7)   any enhancement or support provider identified to
                              the Counterparty by CHL; and

                        (8)   any other material transaction party identified
                              to the Counterparty by CHL.

            (ii)  if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

                  (A)   provide the financial data required by Item
                        1115(b)(1) or (b)(2) of Regulation AB (as specified
                        by the related Depositor to the Counterparty) with
                        respect to the Counterparty (or any entity that
                        consolidates the Counterparty) and any affiliated
                        entities providing derivative instruments to the SPV
                        (the "Company Financial Information"), in a form
                        appropriate for use in the Prospectus Supplement and
                        in an EDGAR-compatible form; and

                  (B)   if applicable, cause its accountants to issue their
                        consent to the filing of such financial statements in
                        the Registration Statement.

      (b) Following the Closing Date with respect to a Transaction,

            (i)   no later than the 25th calendar day of each month, the
                  Counterparty shall (i) notify the related Depositor in
                  writing of (A) any material litigation or governmental
                  proceedings pending against the Counterparty which may have a material impact on the Counterparty's ability to perform under the related Derivative Agreement or (B) any
                  affiliations or relationships that develop following the
                  Closing Date between the Counterparty and any of the
                  parties specified in Section 2(a)(i)(E) (and any other
                  parties identified in writing by the related Depositor) and
                  (ii) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in
                  Section 2(b)(i)(I)(i); and

            (ii)  if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5
                  Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial
                  Information as required under Item

                  1115(b) of Regulation AB to the related Depositor in an
                  EDGAR-compatible form, and (2) if applicable, cause its
                  accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act
                  Reports of the SPV;

            (iii) if the related Depositor requests Company Financial
                  Information from the Counterparty, for the purpose of
                  compliance with Item 1115(b) of Regulation AB following the
                  Closing Date, the Counterparty shall upon five Business Days written notice either (A), (1) provide current Company
                  Financial Information as required under Item 1115(b) of
                  Regulation AB to the related Depositor in an EDGAR-compatible form, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such
                  financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the
                  related Depositor in an EDGAR-compatible form and if
                  applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial
                  statements in the Exchange Act Reports of the SPV or (B)
                  assign the Derivative Agreement as provided below.

Section 3.  Representations and Warranties and Covenants of the Counterparty.

      (a)   The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or
            Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

            (i)   The accountants who certify the financial statements and
                  supporting schedules included in the Company Financial
                  Information (if applicable) are independent registered public accountants as required by the Securities Act.

            (ii)  If applicable, the financial statements included in the
                  Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated
                  subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company
                  Financial Information, said financial statements have been prepared in conformity with generally accepted accounting
                  principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial
                  Information present fairly in accordance with GAAP the
                  information required to be stated therein. The selected
                  financial data and summary financial information included in the Company Financial Information present fairly the
                  information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

            (iii) The Company Financial Information and other Company
                  Information included or incorporated by reference in the
                  Registration Statement (including through filing on an
                  Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated
                  therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (b)   The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.  Indemnification; Remedies

      (a)   The Counterparty shall indemnify CHL and the related Depositor, each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the
            Securities Act and Section 20 of the Exchange Act); and the
            respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs,
            judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i)   (A) any untrue statement of a material fact contained or
                  alleged to be contained in any information, report,
                  certification, accountants' consent or other material
                  provided in written or electronic form under Section 2 by
                  or on behalf of the Counterparty (collectively, the
                  "Company Information"), or (B) the omission or alleged
                  omission to state in the Company Information a material
                  fact required to be stated in the Company Information or
                  necessary in order to make the statements therein, in the
                  light of the circumstances under which they were made, not misleading; or

            (ii)  any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date
                  prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the
                  Counterparty of a representation or warranty pursuant to
                  Section 3 to the extent made as of a date subsequent to the
                  Closing Date.

      (b)   (i)   Any failure by the Counterparty to deliver any information report, certification, accountants' consent or other
                  material when and as required under Section 2 or any
                  breach by the Counterparty of a representation or warranty set forth in Section 3 and made as of a date prior to the
                  Closing Date, to the extent that such breach is not cured
                  by the Closing Date (or in the case of information needed
                  for purposes of printing the Prospectus Supplement, the
                  date of printing of the Prospectus Supplement), or any
                  breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date
                  subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and
                  automatically, without notice or grace period, constitute
                  an Additional Termination Event (as defined in the Master
                  Agreement) with the Counterparty as the sole Affected Party
                  (as defined in the Master Agreement) under the Derivative
                  Agreement.  Following such termination, a termination
                  payment (if any) shall be payable by the applicable party
                  as determined by the application of Section 6(e)(ii) of the
                  Master Agreement, with Market Quotation and Second Method
                  being the applicable method for determining the termination payment (notwithstanding anything in the Derivative
                  Agreement to the contrary).

            (ii)  If the Counterparty has failed to deliver any information, report, certification or accountants' consent when and as
                  required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such
                  information, report, certification or accountants' consent was required to be delivered or such period in which the
                  applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and the Counterparty has not, at its own cost, within the period in which the
                  applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which
                  meets any ratings related requirement of the applicable
                  rating agencies at such time) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an
                  agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any
                  information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is
                  approved by the Depositor (which approval shall not be
                  unreasonably withheld and which approval is not needed if
                  such assignment is to a subsidiary of The Bear Stearns
                  Companies, Inc., provided the Depositor is given notice) and any rating agency, if applicable, on terms substantially
                  similar to the Derivative Agreement, then an Additional
                  Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected
                  Party. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master
                  Agreement, with Market Quotation and Second Method being the applicable method for

                  determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

            (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the
                  Counterparty shall promptly reimburse the SPV for all
                  reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the
                  Counterparty as counterparty and the entry into a new
                  Derivative Instrument. The provisions of this paragraph shall not limit whatever rights the SPV may have under other
                  provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific
                  performance or injunctive relief.

Section 5.  Miscellaneous.

      (a)   Construction.  Throughout this Agreement, as the context
            requires, (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

      (b)   Assignment. None of the parties may assign their rights under this
            Agreement without the prior written consent of the other parties.
            Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

      (c)   No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

      (d)   Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

      (e)   Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

      (f)   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (g)   Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

      (h)   Severability. Any provision hereof which is prohibited or
            unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

      (i)   Integration.  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations,
            warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

      (j)   CHL agrees to provide to the Counterparty prior to January 30, 2006 the methodology for its estimate of maximum probable exposure represented by the Derivative Agreements and then to provide notice of any changes to the methodology.

            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    CWABS, INC.

                                    By:  /s/ Ruben Avilez
                                         ------------------------------------
                                         Name:  Ruben Avilez
                                         Title: Vice President

                                    CWMBS, INC.

                                    By:  /s/ Ruben Avilez
                                         ------------------------------------
                                         Name:  Ruben Avilez
                                         Title: Vice President

                                    CWALT, INC.

                                    By:  /s/ Ruben Avilez
                                         ------------------------------------
                                         Name:  Ruben Avilez
                                         Title: Vice President

                                    CWHEQ, INC.

                                    By:  /s/ Ruben Avilez
                                         ------------------------------------
                                         Name:  Ruben Avilez
                                         Title: Vice President

                                    COUNTRYWIDE HOME LOANS, INC.

                                    By:  /s/ Ruben Avilez
                                         ------------------------------------
                                         Name:  Ruben Avilez
                                         Title: Vice President

                                    BEAR STEARNS FINANCIAL PRODUCTS INC.

                                    By:  /s/ F. Scott Herman
                                         ------------------------------------
                                         Name:  F. Scott Herman
                                         Title: DPC Manager